UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On June 10, 2025, MicroStrategy Incorporated® d/b/a Strategy™ (“Strategy”) completed an initial public offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), of 11,764,700 shares of a new class of its capital stock titled “10.00% Series A Perpetual Stride Preferred Stock” (the “STRD Stock”). In connection with this issuance of STRD Stock, Strategy filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware designating an aggregate of 11,764,700 shares of, and establishing the terms of, the STRD Stock.

Dividends on shares of the STRD Stock will not be mandatory. Holders of the STRD Stock will be entitled to receive non-cumulative dividends (“Regular Dividends”) at a rate per annum equal to 10.00% on the stated amount of $100 per share of STRD Stock (the “Stated Amount”) thereof, out of funds legally available for their payment only when, as, and if declared by Strategy’s board of directors or any duly authorized committee thereof. If declared, Regular Dividends on the STRD Stock will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2025 (each, a “Regular Dividend Payment Date”). Since Regular Dividends are not cumulative, Strategy will not have any obligation to pay any Regular Dividend for any regular dividend period unless Strategy declares such Regular Dividend prior to the Regular Dividend Payment Date for such regular dividend period. No dividend, interest or other amount will accumulate or accrue on any unpaid Regular Dividends, regardless of whether Regular Dividends are declared for any future regular dividend period. Declared Regular Dividends on the STRD Stock will be payable solely in cash in the manner, and subject to the provisions, described in the Certificate of Designations.

The STRD Stock has a par value of $0.001 per share and initially has a liquidation preference of $100 per share, subject to adjustment as set forth below (the “Liquidation Preference”). The STRD Stock will rank senior to Strategy’s class A common stock, $0.001 par value per share (the “Class A Common Stock”), and class B common stock, $0.001 par value per share (the “Class B Common Stock”), with respect to the payment of dividends and the distribution of assets upon Strategy’s liquidation, dissolution or winding up. If Strategy liquidates, dissolves or winds up, whether voluntarily or involuntarily, then the holders of STRD Stock will be entitled to receive payment for the Liquidation Preference of, and all declared and unpaid Regular Dividends, if any, that will have accrued on, their shares of STRD Stock out of Strategy’s assets or funds legally available for distribution to its stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, holders of the Class A Common Stock, Class B Common Stock or other junior stock. The STRD Stock will be junior to Strategy’s 8.00% Series A Perpetual Strike Preferred Stock, 8.00% Series A Perpetual Strife Preferred Stock, existing and future indebtedness, structurally junior to the liabilities of Strategy’s subsidiaries and subject to the rights and preferences of any other class or series of preferred stock then outstanding.

The Liquidation Preference of the STRD Stock shall initially be the Stated Amount per share of STRD Stock; provided, however, that, effective immediately after the close of business on each business day after the date on which shares of STRD Stock were issued in the Offering (the “Initial Issue Date”) (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRD Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the Liquidation Preference per share of STRD Stock will be adjusted to be the greatest of (i) the Stated Amount per share of STRD Stock; (ii) in the case of any business day with respect to which Strategy has, on such business day or on any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRD Stock, an amount equal to the Last Reported Sale Price (as defined in the Certificate of Designations) per share of STRD Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the Last Reported Sale Prices per share of STRD Stock for each trading day of the ten consecutive trading days immediately preceding such business day, provided, however, that, if applicable, the reference in this clause (iii) to ten will be replaced by such lesser number of trading days as have elapsed during the period from, and including, the Initial Issue Date to, but excluding, such business day. Notwithstanding anything to the contrary in the preceding sentence, at all times before the first date on which Strategy executes any sale transaction to be settled by the issuance of STRD Stock (other than the STRD Stock initially issued on the Initial Issue Date), the Liquidation Preference per share of STRD Stock will be the Stated Amount.

Strategy will have the right, at its election, to redeem all, and not less than all, of the STRD Stock, at any time, for cash if the total number of shares of STRD Stock then outstanding is less than 25% of the total number of shares of the STRD Stock originally issued on the Initial Issue Date of the STRD Stock and in any future offering of the

STRD Stock, taken together (such a redemption, an “Optional Redemption”). Strategy will also have the right, at its election, to redeem all, and not less than all, of the STRD Stock, at any time, for cash if a “Tax Event” (as defined in the Certificate of Designations) occurs (such a redemption, a “Tax Redemption”). The redemption price for any STRD Stock to be redeemed pursuant to an Optional Redemption or a Tax Redemption will be a cash amount equal to (i) the Liquidation Preference of such share as of the business day before Strategy sends the related redemption notice, plus (ii) declared and unpaid Regular Dividends, if any, on such share that will have accrued to, but excluding, the redemption date.

If a “Fundamental Change” (as defined in the Certificate of Designations) occurs, then holders of the STRD Stock will have the right to require Strategy to repurchase some or all of their shares of STRD Stock at a cash repurchase price equal to (i) the Stated Amount plus (ii) declared and unpaid Regular Dividends, if any, on such share that will have accrued to, but excluding, the Fundamental Change repurchase date for such Fundamental Change.

The STRD Stock will have voting rights with respect to certain amendments to Strategy’s certificate of incorporation or the Certificate of Designations, certain business combination transactions and certain other matters.

The above description of the Certificate of Designations and the terms of the STRD Stock is a summary and is not complete. A copy of the Certificate of Designations and the form of the certificate representing the STRD Stock are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Certificate of Designations and the STRD Stock set forth in such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The information set forth above in this Current Report under Item 3.03 is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations relating to the 10.00% Series A Perpetual Stride Preferred Stock.

4.1	Form of certificate representing the 10.00% Series A Perpetual Stride Preferred Stock (included as Exhibit A to Exhibit 3.1).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel